UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 7, 2019

TCF FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10253 (Commission File Number)	41-1591444 (IRS Employer Identification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693
(Address of principal executive offices, including Zip Code)

(952) 745-2760
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbols)	(Name of each exchange on which registered)
Common Stock (par value $.01 per share)	TCF	New York Stock Exchange
Depositary shares, each representing a 1/1000th interest in a share of 5.70% Series C Non-Cumulative Perpetual Preferred Stock	TCF-PD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
TCF Financial Corporation ("TCF") held a special meeting of its stockholders on Friday, June 7, 2019, in Minnetonka, Minnesota related to TCF's proposed merger with Chemical Financial Corporation ("Chemical"). At the special meeting, TCF's stockholders voted on three proposals, as described in the joint proxy statement and prospectus of TCF and Chemical dated May 2, 2019, and cast their votes as described below:
Proposal 1- Approval of the Merger Agreement
TCF's stockholders approved the Agreement and Plan of Merger, dated January 27, 2019, by and between TCF and Chemical (the "merger agreement"), under which TCF will merge with and into Chemical, with Chemical continuing as the surviving entity. The following is a tabulation of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes

140,019,452	424,348	144,711	_
Proposal 2 - Compensation Proposal
TCF's stockholders approved, on a non-binding, advisory basis, the compensation that may be paid or become payable to TCF's named executive officers that is based on or otherwise relates to the merger. The following is a tabulation of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes

137,130,001	3,148,603	309,907	_
Proposal 3 - Adjournment Proposal
TCF's stockholders approved a proposal to adjourn the TCF special meeting to another time or place, if necessary or appropriate, to permit further solicitation of proxies in favor of Proposal 1, the TCF merger proposal. Although Proposal 3 was approved, the adjournment of the special meeting was not necessary because TCF's stockholders approved Proposal 1. The following is a tabulation of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes

130,765,813	9,620,357	202,341	_
Item 8.01 Other Events.
On June 7, 2019, Chemical and TCF issued a joint press release announcing that each company's stockholders approved the merger agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
99.1	Joint Press Release, dated June 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ Craig R. Dahl
Craig R. Dahl, Chairman, President and Chief Executive Officer (Principal Executive Officer)

/s/ Brian W. Maass
Brian W. Maass, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Susan D. Bode
Susan D. Bode, Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

Dated:  June 7, 2019